Exhibit 10.12

Business Operation Agreement

Business Operation Agreement

This business operation agreement (hereinafter referred to as the “Agreement”) was signed by the following parties (hereinafter referred to as the “Parties to the Agreement”) in Tianjin, China:

Party A: Kunpeng (China) Co., Ltd. (“Kunpeng China”)

Address: 2702, 27th Floor, Building 1, No. 2, Ronghua South Road, Beijing Economic and Technological Development Zone, Beijing

To

Party B: Kunpeng (Tianjin) Technology Co., Ltd. (“Kunpeng Tianjin”)

Address: Tianjin Free Trade Pilot Zone (Airport Economic Zone), Airport International Logistics Zone, No. 2 First Avenue (2), Room 231, 2nd Floor, Comprehensive Building, Room 335, 3rd Floor, Comprehensive Building

Party C:

Liu Cuilian, ID number: 【】

Address:【】

Wang Zhizhong, ID number: 【】

Address: 【】

Zhang Jinjing, ID number: 【】

Address: 【】

Hu Wanfeng, ID number【】

Address: 【】

Zhang Yuanyuan, ID number: 【】

Address: 【】

Teng Hui, ID number: 【】

Address: 【】

Fan Zhandong, ID number: 【】

Address: 【】

Li Yanlu, ID number: 【】

Address: 【】

Mao Xiangyi, ID number: 【】

Address: 【】

Li Chengyuan, ID number: 【】

Address: 【】

Given:

1. Party A is a foreign-invested enterprise legally established and validly existing within the territory of the People’s Republic of China;

2. Party B is a limited liability company incorporated in China;

3. Party A and Party B have established a business relationship by signing the “Exclusive Consultation and Service Agreement” and other agreements; Party B shall make various payments to Party A under these agreements. Therefore, Party B will pay to them in their daily business activities. Party A’s ability to make corresponding payments has a substantial impact;

4. Parties to Party C are shareholders of Party B (hereinafter referred to as “shareholders”), of which Liu Cuilian, Wang Zhizhong, Zhang Jinjing, and Hu Wanfeng each hold 6% of the equity, and Zhang Yuanyuan, Teng Hui, Fan Zhandong, Li Yanlu, and Mao Xiangyi each hold 5%. Li Chengyuan holds 51% of the equity.

Based on this, the parties to the agreement have reached the following agreement to comply with them through friendly consultations based on the principle of equality and mutual benefit:

1. Obligation of Omission

In order to ensure that Party B fulfills the various agreements signed with Party A and various obligations to Party A, the shareholders hereby confirm and agree that Party B will not proceed unless it obtains the prior written consent of Party A or other parties designated by Party A. Any transaction that may materially affect its assets, business, personnel, obligations, rights, or company operations, including but not limited to the following:

1.1 Carrying out any activities beyond the normal business scope of the company or operating the company’s business in a consistent and usual manner with the past.

1.2 Borrow or assume any debts from any third party.

1.3 Change or dismiss any company directors or replace any senior management personnel of the company.

1.4 Sell or acquire or otherwise dispose of any assets or rights in excess of RMB 200,000 to any third party, including but not limited to any intellectual property rights.

1.5 To provide guarantees or provide any other forms of guarantees to any third party for its assets or intellectual property rights or to place any other burden of rights on the company’s assets.

1.6 Amend the company’s articles of association or change the company’s business scope.

1.7 Change the company’s normal business procedures or modify any major company internal rules and regulations.

1.8 Assign the rights and obligations under this agreement to any third party.

1.9 Make major adjustments to its business operation model, marketing strategy, operation policy or customer relationship.

1.10 Dividends and dividends are distributed in any form.

2. Operation management and personnel arrangements

2.1 Party B and shareholders hereby agree to accept and strictly implement the recommendations provided by Party A on the employment and dismissal of company employees, the company’s daily operation and management, and the company’s financial management system from time to time.

2.2 Party B and the shareholders hereby agree that the shareholders will elect persons designated by Party A to serve as directors (including executive directors) of Party B in accordance with the procedures prescribed by laws, regulations and the company’s articles of association, and urge those elected directors to elect the company in accordance with the persons recommended by Party A The chairman of the board (if applicable), and will appoint the personnel designated by Party A as the general manager, chief financial officer and other senior management personnel of Party B.

2.3 If the directors/executive directors or senior management personnel designated by Party A leave Party A, whether they resign voluntarily or are dismissed by Party A, they will lose their qualifications to hold any position in Party B at the same time. In this case, the shareholders will immediately dismiss any positions held by the above-mentioned persons in Party B, and immediately elect and hire other personnel designated by Party A to assume such positions.

2.4 For the purpose of Article 2.3 above, the shareholders will take all necessary internal and external procedures of the company to complete the above-mentioned dismissal and appointment procedures in accordance with the provisions of the law, the company’s articles of association and this agreement.

2.5 The shareholders hereby agree that at the same time as the signing of this agreement, they will sign a power of attorney with the content as Annex I of this agreement. According to the power of attorney, the shareholders will irrevocably authorize the personnel designated by Party A to exercise their shareholders’ rights on their behalf, and in Party B The shareholders’ meeting exercises all shareholders’ voting rights in the name of shareholders. The shareholders further agree that they will replace the authorized person specified in the above power of attorney at any time in accordance with the requirements of Party A.

3. Other agreements

3.1 If any agreement between Party A and Party B terminates or expires, Party A will have the right to decide whether to terminate all agreements between Party A and Party B, including but not limited to exclusive consultation and service agreements.

3.2 In view of the fact that Party A and Party B have established a business relationship by signing exclusive consultation and service agreements and other agreements, Party B’s daily business activities will have a substantial impact on its ability to make corresponding payments to Party A. The shareholders agree that any dividends, dividend distributions, or any other income or benefits (regardless of their specific form) obtained from Party B as a shareholder of Party B shall be paid to Party A immediately without any conditions. Or transfer free of charge and provide or take all documents or all actions required to realize such payment or transfer in accordance with Party A’s requirements.

4. All agreements and agreement modifications

4.1 This agreement and all the agreements and/or documents referred to or expressly contained in this agreement constitute all agreements reached between the parties on the subject matter of this agreement, and replace all oral and written statements of the previous parties regarding the subject matter of this agreement. Agreements, contracts, understandings and communications.

4.2 Any modification to this agreement will only be effective after the parties have signed a written agreement. The modification agreement and supplementary agreement related to this agreement that have been properly signed by all parties are an integral part of this agreement and have the same legal effect as this agreement.

5. Governing Law

The signing, validity, performance and interpretation of this agreement, as well as the settlement of disputes, are governed by the laws of the People’s Republic of China and interpreted in accordance with the laws of the People’s Republic of China.

6. Dispute Resolution

6.1 When the parties to this agreement have a dispute over the interpretation and performance of the terms of this agreement, the parties shall resolve the dispute through negotiation in good faith. If the negotiation fails, either party can submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The place of arbitration shall be Beijing, and the language of arbitration shall be Chinese. The arbitration award shall be final and binding on all parties.

6.2 Except for matters in dispute between the parties, the parties shall continue to perform their respective obligations in accordance with the provisions of this agreement in accordance with the principles of good faith.

7. Notification

The notices issued by the parties to this agreement to perform their rights and obligations under this agreement shall be made in writing and sent in the form of personal delivery, registered mail, postage prepaid mail, approved express delivery service, or graphic fax To the party concerned or the following address of each party.

Party A: Kunpeng (China) Co., Ltd.

Address: 2702, 27th Floor, Building 1, No. 2, Ronghua South Road, Beijing Economic and Technological Development Zone, Beijing

Fax: []

Phone: []

Recipient: []

Party B: Kunpeng (Tianjin) Technology Co., Ltd.

Address: Tianjin Free Trade Pilot Zone (Airport Economic Zone), Airport International Logistics Zone, No. 2 First Avenue (2), Room 231, 2nd Floor, Comprehensive Building, Room 335, 3rd Floor, Comprehensive Building

Fax: []

Phone: []

Recipient: []

Party C:

Liu Cuilian

Address: []

Phone: []

Recipient: Liu Cuilian

Wang Zhizhong

Address: []

Phone: []

Recipient: Wang Zhizhong

Zhang Jinjing

Address: []

Phone: []

Recipient: Zhang Jinjing

Hu Wanfeng

Address: []

Phone: []

To: Hu Wanfeng

Zhang Yuanyuan

Address: []

Phone: []

Recipient: Zhang Yuanyuan

Teng Hui

Address: []

Phone: []

To: Teng Hui

Fan Zhandong

Address: []

Phone: []

Recipient: Fan Zhandong

Li Yanlu

Address: []

Phone: []

Recipient: Li Yanlu

Mao Xiangyi

Address: []

Phone: []

To: Mao Xiangyi

Li Chengyuan

Address: []

Phone: []

Recipient: Li Chengyuan

8. Effectiveness of the agreement, time limit and others

8.1 This agreement involves Party A’s written consent, recommendation, designation, and other decisions that have a significant impact on Party B’s daily operations shall be made by Party A’s board of directors/executive directors.

8.2 This agreement is signed and effective by the parties to the agreement on the date indicated at the beginning of the text. Unless Party A cancels this agreement in advance, the validity period of this agreement is ten years, counting from the date this agreement takes effect. Before the expiration of this agreement, if Party A makes a request, both parties shall extend the term of this agreement according to Party A’s request, and sign another business operation agreement or continue to perform this agreement in accordance with Party A’s request.

8.3 During the validity period of this agreement, Party B and shareholders shall not terminate this agreement in advance. Party A has the right to terminate this agreement at any time by sending a written notice to Party B and shareholders 30 days in advance.

8.4 The parties hereby confirm that this agreement is a fair and reasonable agreement reached by the parties on the basis of equality and mutual benefit. If any terms and provisions of this agreement are deemed illegal or unenforceable due to applicable laws, then the terms shall be deemed to have been deleted from this agreement and become invalid, but the other terms of this agreement are still valid and shall be considered Because this clause was not included from the beginning. The parties shall negotiate with each other to replace the deleted clauses with legal and effective clauses acceptable to both parties.

8.5 Any party’s failure to exercise any rights, powers or privileges under this agreement shall not be treated as a waiver. The single or partial exercise of any right, power or privilege shall not exclude the exercise of any other right, power or privilege.

8.6 In view of this, the parties have signed this agreement on the date mentioned at the beginning of the text by their authorized representatives in order to abide by it.

[No text below]

[This page has no text, it is the signature page of the Business Operation Agreement]

Party A: Kunpeng (China) Co., Ltd.

Authorized representative:

Party B: Kunpeng (Tianjin) Technology Co., Ltd.

Authorized representative:

[This page has no text, it is the signature page of the Business Operation Agreement]

Party C:

Liu Cuilian Wang Zhizhong

Zhang Jinjing Hu Wanfeng

Zhang Yuanyuan Teng Hui

Fan Zhandong Li Yanlu

Mao Xiangyi Li Chengyuan

Annex 1: Power of Attorney

Power of attorney

Kunpeng (Tianjin) Technology Co., Ltd. (“Kunpeng Tianjin”) shareholders Liu Cuilian, Wang Zhizhong, Zhang Jinjing, Hu Wanfeng, Zhang Yuanyuan, Teng Hui, Fan Zhandong, Li Yanlu, Mao Xiangyi and Li Chengyuan hold 100% of Kunpeng Tianjin. I am Liu Cuilian Agree to authorize the shareholder rights corresponding to the 6% of Kunpeng Tianjin equity held by me to Kunpeng (China) Co., Ltd. (“Kunpeng China”), and hereby irrevocably authorize the authorized person in this power of attorney The following rights are exercised during the validity period:

Authorize the authorized person to represent me in my own name as a 6% equity shareholder of Kunpeng Tianjin to exercise all my shareholder rights in accordance with the law and the company’s articles of association, including but not limited to: the right to propose a shareholder meeting , Accept any notices about the convening of the shareholders meeting and procedures, participate in the Kunpeng Tianjin shareholders meeting and exercise all the voting rights of the shareholders as 6% equity holders (including the appointment and appointment of Kunpeng Tianjin shareholders’ meeting as my authorized representative Director, General Manager, Chief Financial Officer and other senior management of Peng Tianjin